SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 8, 2010

(Date of earliest event report)

WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Federal Way, Washington 98063-9777

(Address of principal executive offices)

(zip code)

Registrant’s telephone number, including area code:

(253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 9.01.	Financial Statements and Exhibits

SIGNATURES

EXHIBIT 10.1

EXHIBIT 10.2

EXHIBIT 10.3

EXHIBIT 10.4

EXHIBIT 10.5

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C., 20549

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 8, 2010, the Compensation Committee of the Company’s Board of Directors approved the following agreements with company executive officers, effective as of January 1, 2011:

(a)	Weyerhaeuser Company Executive Change in Control Agreement (Tier 1); and

(b)	Weyerhaeuser Company Executive Severance Agreement (Tier 1).

Copies of the documents are attached hereto as Exhibits 10.1 and 10.2, to which reference is made for a full statement of their terms and provisions.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On December 8, 2010 the Compensation Committee of the Company’s Board of Directors approved the Company’s Deferred Compensation Plan effective as of January 1, 2011. The Company’s Deferred Compensation Plan is a plan in which the Company’s executive officers participate. A copy is attached hereto as Exhibit 10.3.

On December 8, 2010 the Compensation Committee of the Company’s Board of Directors approved the Weyerhaeuser Company Fee Deferral Plan for Directors effective as of January 1, 2011, a copy of which is attached hereto as Exhibit 10.4.

Pursuant to Section 4.1(d) of the Weyerhaeuser Company 2004 Long-Term Incentive Plan, the plan was amended and restated following the September 2010 issuance of additional shares in the special dividend to adjust the maximum number and kind of securities: available for issuance under the plan, issuable as Incentive Stock Options, issuable to a person in any one calendar year, and that may be made subject to the different types of awards available under the plan. The amended and restated plan was approved by the Compensation Committee of the Weyerhaeuser Company Board of Directors on December 8, 2010. The Weyerhaeuser Company 2004 Long-Term Incentive Plan is attached hereto as Exhibit 10.5.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

10.1	Weyerhaeuser Company Executive Change in Control Agreement (Tier 1)

10.2	Weyerhaeuser Company Executive Severance Agreement (Tier 1)

10.3	Weyerhaeuser Company Deferred Compensation Plan

10.4	Weyerhaeuser Company Fee Deferral Plan for Directors

10.5	The Weyerhaeuser Company 2004 Long-Term Incentive Plan as amended and restated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By	/S/ JERALD W. RICHARDS
Its:	Chief Accounting Officer

Date: December 29, 2010